UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2008

UTSTARCOM, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-29661 (Commission File Number)	52-1782500 (I.R.S. Employer Identification No.)

1275 Harbor Bay Parkway

Alameda, California 94502

(Address of principal executive offices)    (Zip code)

(510) 864-8800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 30, 2008, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of UTStarcom, Inc. (the “Company”) approved amendments and restatements of the Company’s Executive Involuntary Termination Severance Pay Plan (the “Executive Severance Plan”) and certain existing Change of Control/Involuntary Termination Severance Agreements between the Company and each of Hong Liang Lu, the Company’s Chief Executive Officer, Peter Blackmore, the Company’s President and Chief Operating Officer, and Francis P. Barton, the Company’s Executive Vice President and Chief Financial Officer, to bring the Executive Severance Plan and the individual agreements into compliance with Section 409A (“Section 409A”) of the Internal Revenue Code of 1986, as amended (the “Code”) and any final regulations and guidance promulgated thereunder, and as noted below.  The material terms of the Executive Severance Plan and each of the agreements as in place prior to these amendments and restatements were previously disclosed by the Company in filings with the Securities and Exchange Commission.  The material terms of the Executive Severance Plan and each of the agreements, as amended and restated, are set forth below.

Executive Severance Plan

The Executive Severance Plan, as amended and restated effective January 30, 2008, provides for the payment of severance benefits to certain eligible employees, as defined in the Executive Severance Plan (each a “Covered Employee”).  Covered Employees under the Executive Severance Plan are designated by the Executive Severance Plan administrator, but generally are Senior Vice President level or above.

The Executive Severance Plan provides that if the Company (or any parent or subsidiary of the Company) terminates a Covered Employee’s employment for other than “cause,” death or “disability,” or a Covered Employee terminates his or her employment with the Company for “good reason” (as such terms are defined in the Executive Severance Plan), the Covered Employee shall receive the following severance benefits:  (i) a lump sum cash payment equal to one (1) year of base pay plus one hundred percent (100%) of the Covered Employee’s target bonus for the year of termination, (ii) an amount equal to twelve (12) months of the premiums for continuation coverage under COBRA of each Covered Employee (and any eligible dependents) under the Company’s medical, dental and vision plans at the same level of coverage in effect on the severance date, (iii) the Covered Employee shall fully vest in and, if applicable, have the right to exercise, all of his or her outstanding and unvested equity compensation awards, and (iv) all such equity awards (including awards that vest as a result of the Executive Severance Plan) shall be exercisable until the earliest of (a) twelve (12) months from the Covered Employee’s date of termination, (b) the latest date the equity award could have expired by its original terms under any circumstances, (c) the tenth (10th) anniversary of the original date of grant of the equity award, or (d) the date provided for under the equity plan under which the award was granted.

Severance benefits payable under the terms of the Executive Severance Plan are payable in a lump sum within thirty (30) days of the date of termination; however, if the Covered Employee is a Specified Employee within the meaning of Section 409A at the time of such termination, then the severance and benefits payable to the Covered Employee pursuant to the Executive Severance Plan (other than due to death), if any, and any other severance payments or separation benefits which may be considered Deferred Compensation Separation Benefits, which are otherwise due to the Covered Employee on or within the six (6) month period following the Covered Employee’s termination will accrue during such six (6) month period and will become payable in a lump sum payment on the date six (6) months and one (1) day following the date of the Covered Employee’s termination of employment or the date of the Covered Employee’s death, if earlier.  All subsequent Deferred Compensation Separation Benefits, if any, will be payable in accordance with the payment schedule applicable to each payment or benefit.

As a condition to receiving benefits under the Executive Severance Plan, the Covered Employee is required to sign and not revoke a waiver and release of all claims arising out of the Covered Employee’s termination of employment and a nondisparagement agreement.  The benefits provided under the Executive Severance Plan are in lieu of any other severance or retention plan benefits available to the Covered Employee and shall be reduced by any severance paid to a Covered Employee under any other plan or arrangement.

A copy of the Executive Severance Plan is attached hereto as Exhibit 10.4.

Hong Liang Lu Agreement

The Amended and Restated Change of Control/Involuntary Termination Severance Agreement, as amended and restated effective January 30, 2008, between the Company and Hong Liang Lu (the “Lu Change of Control Agreement”), amends and restates Mr. Lu’s previous Amended and Restated Change of Control/Involuntary Termination Severance Agreement with the Company dated November 30, 2007.  The Lu Change of Control Agreement has a term of three (3) years from January 30, 2008.  Following the expiration of the three (3)-year term, Mr. Lu and the Company may, but are not obligated to, enter into a new agreement.  If Mr. Lu’s employment continues following the expiration of the three (3)-year term and the Company and Mr. Lu do not enter into a new agreement, Mr. Lu’s then current benefits arrangements shall continue in accordance with the terms of the Lu Change of Control Agreement until the parties agree otherwise.

The Lu Change of Control Agreement provides that if Mr. Lu’s employment with the Company is terminated as a result of an “involuntary termination” by the Company or terminated by Mr. Lu for “good reason” (as both terms are defined in the Lu Change of Control Agreement), at any time within eighteen (18) months after a change of control, he shall be entitled to the following severance benefits:  (i) twenty-four (24) months of base salary as in effect as of the date of such termination,  (ii) two hundred percent (200%) of his full annual performance target bonus for the year in which termination occurs, less applicable withholding, (iii) all equity awards including, without limitation, option grants, restricted stock and stock purchase rights, granted to Mr. Lu prior to the change of control will become fully vested or released from the Company’s repurchase right (if any shares of stock purchased by or granted to Mr. Lu prior to the change of control remain subject to that repurchase right) and exercisable as of the date of termination to the extent such equity awards are outstanding and unexercisable or unreleased at the time of such termination, (iv) such equity awards shall be exercisable until the earliest of (a) twelve (12) months from Mr. Lu’s date of termination, (b) the latest date the equity award could have expired by its original terms under any circumstances, (c) the tenth (10th) anniversary of the original date of grant of the equity award, or (d) the date provided for under the equity plan under which the award was granted, and (v) an amount equal to twelve (12) months of health insurance premiums for continuation coverage pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”), at the same level of health (i.e., medical, vision and dental) coverage and benefits in effect for Mr. Lu on the day preceding the date of his termination of employment.   The Lu Change of Control Agreement also provides that if Mr. Lu’s employment with the Company is terminated as a result of an “involuntary termination” by the Company or terminated by Mr. Lu for “good reason” (both as defined in the Lu Change of Control Agreement) during the term of the Lu Change of Control Agreement, apart from a change of control, he shall be entitled to the following severance benefits: (i) twenty-four (24) months of base salary as in effect as of the date of such termination, (ii) one hundred percent (100%) of his full annual performance target bonus for the year in which termination occurs, less applicable withholding, (iii) all equity awards, including without limitation option grants, restricted stock and stock purchase rights, granted to Mr. Lu will become fully vested or released from the Company’s repurchase right (if any shares of stock purchased by or granted to Mr. Lu remain subject to such repurchase right) and exercisable to the extent such equity awards are outstanding and unexercisable or unreleased at the time of such termination, (iv) such equity awards shall be exercisable until the earliest of (a) twelve (12) months from his date of termination, (b) the latest date the equity award could have expired by its original terms under any circumstances, (c) the tenth (10th) anniversary of the original date of grant of the equity award, or (d) the date provided for under the equity plan under which the award was granted, and (v)  an amount equal to twelve (12) months of health insurance premiums for continuation coverage pursuant to COBRA, at the same level of health (i.e., medical, vision and dental) coverage and benefits in effect for Mr. Lu on the day preceding the date of his termination of employment.

Severance benefits payable under the terms of the Lu Change of Control Agreement are payable in a lump sum within thirty (30) days of the date of termination; however, if Mr. Lu is a “specified employee” (“Specified Employee”) within the meaning of Section 409A at the time of his termination, then the severance and benefits payable to Mr. Lu pursuant to the Agreement (other than due to death), if any, and any other severance payments or separation benefits which may be considered deferred compensation under Section 409A (together, the “Deferred Compensation Separation Benefits”), which are otherwise due to Mr. Lu on or within the six (6) month period following Mr. Lu’s termination will accrue during such six (6) month period and will become payable in a lump sum payment on the date six (6) months and one (1) day following the date of his termination of employment or the date of his death, if earlier.  All subsequent Deferred Compensation Separation Benefits, if any, will be payable in accordance with the payment schedule applicable to each payment or benefit.  As a condition to receiving severance benefits as described above, Mr. Lu is required to sign a waiver and release of all claims arising out of his termination of employment and a nondisparagement agreement.

A copy of the Lu Change of Control Agreement is attached hereto as Exhibit 10.1.

Peter Blackmore Agreement

The Amended and Restated Change of Control/Involuntary Termination Severance Agreement, as amended and restated January 30, 2008, between the Company and Peter Blackmore (the “Blackmore Change of Control Agreement”), amends and restates Mr. Blackmore’s previous Change of Control/Involuntary Termination Severance Agreement with the Company dated July 2, 2007.  The Blackmore Change of Control Agreement has a term of three (3) years from January 30, 2008.  Following the expiration of the three (3)-year term, Mr. Blackmore and the Company may, but are not obligated to, enter into a new agreement.  If Mr. Blackmore’s employment continues following the expiration of the three (3)-year term and the Company and Mr. Blackmore do not enter into a new agreement, Mr. Blackmore’s then current benefits arrangements shall continue in accordance with the terms of the Blackmore Change of Control Agreement until the parties agree otherwise.

The Blackmore Change of Control Agreement provides that if Mr. Blackmore remains employed with the Company  through July 2, 2008 (the “Trigger Date”) and he is not offered the position of Chief Executive Officer of the Company on or before the Trigger Date, he shall be entitled to the following benefits: (i) twelve (12) months of base salary as in effect as of the Trigger Date, less applicable withholding, payable in a lump sum within thirty (30) days of the Trigger Date; (ii) one hundred percent (100%) of his full annual performance target bonus for the year of the Trigger Date, payable in a lump sum within thirty (30) days of the Trigger Date; (iii) all equity awards, including without limitation stock option grants, restricted stock and stock purchase rights, granted to him by the Company shall become fully vested, or, as applicable, released from the Company’s repurchase right and exercisable as of the Trigger Date to the extent such equity awards are outstanding and unexercisable or unreleased at such date; and (iv) all Mr. Blackmore’s outstanding restricted cash awards shall become fully vested, and payable in a lump sum within thirty (30) days of the Trigger Date.  The Board and Mr. Blackmore may mutually agree in writing to extend the Trigger Date; provided, however, the Trigger Date cannot be extended beyond February 13, 2009.

The Blackmore Change of Control Agreement further provides that if Mr. Blackmore’s employment with the Company is terminated as a result of an “involuntary termination” by the Company, or terminated by Mr. Blackmore for “good reason” (as both terms are defined in the Blackmore Change of Control Agreement), at any time within eighteen (18) months after a change of control, he shall be entitled to the following severance benefits: (i) twenty-four (24) months of base salary as in effect as of the date of such termination, less applicable withholding, (ii) two hundred percent (200%) of his full annual performance target bonus and a monthly pro rated amount of his full annual performance bonus for the year in which the termination occurs, (iii) all equity awards, including without limitation stock option grants, restricted stock and stock purchase rights, granted to him by the Company prior to the change of control shall become fully vested, or, as applicable, released from the Company’s repurchase right and exercisable as of the date of the termination to the extent such equity awards are outstanding and unexercisable or unreleased at the time of such termination, (iv) such equity awards shall be exercisable until the earliest of (a) twelve (12) months from his date of termination, (b) the latest date the equity award could have expired by its original terms under any circumstances, (c) the tenth (10th) anniversary of the original date of grant of the equity award, or (d) the date provided for under the equity plan under which the award was granted, (v) all Mr. Blackmore’s outstanding restricted cash awards shall become fully vested, and (vi) an amount equal to twelve (12) months of health insurance premiums for continuation coverage under COBRA at the same level of health (i.e., medical, vision and dental) coverage and benefits as in effect for Mr. Blackmore on the day immediately preceding the day of his termination of employment.

In addition, the Blackmore Change of Control Agreement provides that if Mr. Blackmore’s employment with the Company is terminated as a result of an “involuntary termination” by the Company, or terminated by Mr. Blackmore for “good reason” (as both terms are defined in the Blackmore Change of Control Agreement), during the term of the Blackmore Change of Control Agreement apart from a change of control, he shall be entitled to the following severance benefits: (i) twelve (12) months of base salary as in effect as of the date of such termination, less applicable withholding, (ii) one hundred percent (100%) of his full annual performance target bonus for the year in which the termination occurs, (iii) all equity awards, including without limitation stock option grants, restricted stock and stock purchase rights, granted to him by the Company shall become fully vested, or, as applicable, released from the Company’s repurchase right and exercisable as of the date of the termination to the extent such equity awards are outstanding and unexercisable or unreleased at the time of such termination, (iv) such equity awards shall be exercisable until the earliest of (a) twelve (12) months from his  date of termination, (b) the latest date the equity award could have expired by its original terms under any circumstances, (c) the tenth (10th) anniversary of the original date of grant of the equity award, or (d) the date provided for under the equity plan under which the award was granted, (v) all Mr. Blackmore’s outstanding restricted cash awards shall become fully vested, and (vi) an amount equal to twelve (12) months of health insurance premiums for continuation coverage under COBRA at the same level of health (i.e., medical, vision and dental) coverage and benefits as in effect for Mr. Blackmore on the day immediately preceding the day of his termination of employment.

Severance benefits payable under the terms of the Blackmore Change of Control Agreement are payable in a lump sum within thirty (30) days of the date of termination; however, if Mr. Blackmore is a Specified Employee within the meaning of Section 409A at the time of his termination, then the severance and benefits payable to Mr. Blackmore pursuant to the Blackmore Change of Control Agreement (other than due to death), if any, and any other severance payments or separation benefits which may be considered Deferred Compensation Separation Benefits, which are otherwise due to Mr. Blackmore on or within the six (6) month period following Mr. Blackmore’s termination will accrue during such six (6) month period and will become payable in a lump sum payment on the date six (6) months and one (1) day following the date of his termination of employment or the date of his death, if earlier.  All subsequent Deferred Compensation Separation Benefits, if any, will be payable in accordance with the payment schedule applicable to each payment or benefit. As a condition to receiving severance benefits as described above, Mr. Blackmore is required to sign a waiver and release of all claims arising out of his termination of employment and a nondisparagement agreement.

A copy of the Blackmore Change of Control Agreement is attached hereto as Exhibit 10.2.

Francis P. Barton Agreement

The Amended and Restated Change of Control/Involuntary Termination Severance Agreement, as amended and restated on January 30, 2008, between the Company and Francis P. Barton (the “Barton Change of Control Agreement”) amends and restates Mr. Barton’s previous Amended and Restated Change of Control/Involuntary Termination Severance Agreement with the Company dated August 23, 2007.  The Barton Change of Control Agreement has a term of three (3) years from January 30, 2008.  Following the expiration of the three (3)-year term, Mr. Barton and the Company may, but are not obligated to, enter into a new agreement.  If Mr. Barton’s employment continues following the expiration of the three (3)-year term and the Company and Mr. Barton do not enter into a new agreement, Mr. Barton’s then current benefits arrangements shall continue in accordance with the terms of the Barton Change of Control Agreement until the parties agree otherwise.

The Barton Change of Control Agreement provides that if Mr. Barton’s employment with the Company terminates as a result of an “involuntary termination” (as defined in the Barton Change of Control Agreement) at any time within eighteen (18) months after a change of control during the term of the Barton Change of Control Agreement, he shall be entitled to the following severance benefits: (i) twenty-four (24) months of base salary as in effect as of the date of such termination, (ii) one hundred percent (100%) of the bonus for the year in which termination occurs, (iii) all equity awards, including without limitation option grants, restricted stock and stock purchase rights, granted to Mr. Barton prior to the change of control will become fully vested and/or exercisable to the extent such equity awards are outstanding and/or unexercisable at the time of such termination, (iv) such equity awards shall be exercisable until the earliest of (a) twelve (12) months from Mr. Barton’s date of termination, (b) the latest date the equity award could have expired by its original terms under any circumstances, (c) the tenth (10th) anniversary of the original date of grant of the equity award, or (d) the date provided for under the equity plan under which the award was granted, and (v)  an amount equal to twelve (12) months of health insurance premiums for continuation coverage under COBRA at the same level of health (i.e., medical, vision and dental) coverage and benefits as in effect for Mr. Barton on the day immediately preceding the day of his termination of employment.

The Barton Change of Control Agreement also provides that if Mr. Barton’s employment with the Company terminates as a result of a “regular involuntary termination” (as defined in the Barton Change of Control Agreement) during the term of the Barton Change of Control Agreement apart from a change of control, he shall be entitled to the following severance benefits: (i) twenty-four (24) months of base salary as in effect as of the date of such termination, (ii) one hundred percent (100%) of the bonus for the year in which termination occurs, (iii) all equity awards, including without limitation option grants, restricted stock and stock purchase rights, granted to Mr. Barton will become fully vested and/or exercisable to the extent such equity awards are outstanding and/or unexercisable at the time of such termination, (iv) such equity awards shall be exercisable until the earliest of (a) twelve (12) months from Mr. Barton’s date of termination, (b) the latest date the equity award could have expired by its original terms under any circumstances, (c) the tenth (10th) anniversary of the original date of grant of the equity award, or (d) the date provided for under the equity plan under which the award was granted, and (v) an amount equal to twelve (12) months of health insurance premiums for continuation coverage under COBRA at the same level of health (i.e., medical, vision and dental) coverage and benefits as in effect for Mr. Barton on the day immediately preceding the day of his termination of employment.

Severance benefits payable under the terms of the Barton Change of Control Agreement are payable in a lump sum within thirty (30) days of the date of termination; however, if Mr. Barton is a Specified Employee within the meaning of Section 409A at the time of his termination, then the severance and benefits payable to Mr. Barton pursuant to the Barton Change of Control Agreement (other than due to death), if any, and any other severance payments or separation benefits which may be considered Deferred Compensation Separation Benefits, which are otherwise due to Mr. Barton on or within the six (6) month period following Mr. Barton’s termination will accrue during such six (6) month period and will become payable in a lump sum payment on the date six (6) months and one (1) day following the date of his termination of employment or the date of his death, if earlier.  All subsequent Deferred Compensation Separation Benefits, if any, will be payable in accordance with the payment schedule applicable to each payment or benefit.  As a condition to receiving benefits as described above, Mr. Barton is required to sign a waiver and release of all claims arising out of his termination of employment and a nondisparagement agreement.

A copy of the Barton Change of Control Agreement is attached hereto as Exhibit 10.3.

Item 9.01 Financial Statements and Exhibits.

(d)              Exhibits

The following exhibits are filed pursuant to Item 5.02:

Exhibit No.	Description
10.1	Amended and Restated Change of Control/Involuntary Termination Severance Agreement between the Company and Hong Liang Lu, dated January 30, 2008
10.2	Amended and Restated Change of Control/Involuntary Termination Severance Agreement between the Company and Peter Blackmore, dated January 30, 2008
10.3	Amended and Restated Change of Control/Involuntary Termination Severance Agreement between the Company and Francis P. Barton, dated January 30, 2008
10.4	Amended and Restated Executive Involuntary Termination Severance Pay Plan, dated January 30, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UTSTARCOM, INC.

Date: February 5, 2008	By:	/s/ Francis P. Barton
	Name:	Francis P. Barton
	Title:	Executive Vice President and Chief Financial Officer

EXHIBITS

Exhibit No.	Description
10.1	Amended and Restated Change of Control/Involuntary Termination Severance Agreement between the Company and Hong Liang Lu, dated January 30, 2008
10.2	Amended and Restated Change of Control/Involuntary Termination Severance Agreement between the Company and Peter Blackmore, dated January 30, 2008
10.3	Amended and Restated Change of Control/Involuntary Termination Severance Agreement between the Company and Francis P. Barton, dated January 30, 2008
10.4	Amended and Restated Executive Involuntary Termination Severance Pay Plan, dated January 30, 2008